Filed Pursuant to Rule 497
Registration Statement No. 333-212804

PROSPECTUS SUPPLEMENT October 26, 2017 MacKenzie Realty Capital, Inc.

Supplement dated October 26, 2017
to Prospectus Dated December 20, 2016
THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS DATED DECEMBER 20, 2016 (THE "PROSPECTUS") AND SHOULD BE READ IN CONJUNCTION THEREWITH.
PROSPECTUS UPDATES
1.	The section entitled "Investment Advisory Fees" contained under the heading "The Offering" of the Prospectus on page 8, is replaced in its entirety with the following:
Investment Advisory Fees
Under the Amended and Restated Investment Advisory Agreement, we will pay MCM Advisers a fee for its services consisting of three components — the Portfolio Structuring Fee, a base management fee and a subordinated incentive fee. The Portfolio Structuring Fee, which equals 3% of the gross proceeds of this offering, compensates our Adviser for its services of composing our portfolio, including the identification, evaluation, and structuring of each portfolio acquisition.  It is payable in any month in which offering proceeds are received by us.  Once the offering is complete in 2019, the Portfolio Structuring Fee will no longer be payable.  However, if the Company conducts future offerings of its shares and if the terms of the Investment Advisory Agreement remain the same, there will be a Portfolio Structuring Fee payable in connection with such offerings. The base management fee is calculated based on our "managed funds," which includes any borrowing for investment purposes. The base management fee is payable quarterly at an annual rate of 3% of the first $20 million in managed funds, 2% of the next $80 million in managed funds and 1.5% of managed funds over $100 million.

The subordinated incentive fee has two parts—income and capital gains. The incentive fee components (other than during liquidation) are designed so that neither the income incentive fee nor the capital gains incentive fee is payable to the Adviser unless our stockholders have first received dividends at a rate of at least 7.0% per annum for the relevant measurement period (a fiscal quarter, for the income incentive fee; a fiscal year, for the capital gains incentive fee).

The income incentive fee is calculated quarterly as follows: (i) the sum of preliminary net investment income for each fiscal quarter since the effective date of the Amended and Restated Investment Advisory Agreement (October 1, 2017) exceeding  7% of the "contributed capital" on an annualized basis up to 8.75% of contributed capital;  and (ii)  20.0% of our preliminary net investment income for each fiscal quarter after the effective date exceeding  8.75% of contributed capital at an annualized rate; minus (iii) the sum of all previously paid income incentive fees since the effective date; plus (iv) any fee deemed an income incentive fee under the terms of the Investment Advisory Agreement.

The capital gains incentive fee is calculated for each fiscal year as follows: (i) the sum of all "capital gains" (calculated as net realized capital gains less unrealized capital depreciation) for each fiscal year after the effective date exceeding 7% of the "contributed capital" on an annualized basis up to 8.75% of contributed capital, which amount is reduced by (but not below zero) the cumulative preliminary net investment income for each fiscal quarter since the effective date (or, increased, in the case of negative cumulative preliminary net investment income);  and (ii)  20.0% of all capital gains for each fiscal quarter after the effective date exceeding  8.75% of contributed capital at an annualized rate, which amount is reduced by (but not below zero) the cumulative preliminary net investment income for each fiscal quarter since the effective date (or, increased, in the case of negative cumulative preliminary net investment income); minus (iii) the sum of all previously paid income incentive fees since the effective date and prior to the end of such fiscal year; less (iv) the aggregate amount of all capital gains incentive fees paid in prior fiscal years ending after the effective date.  To the extent that such calculation would result in the capital gains incentive fee that exceeds 20% of all capital gains for all such fiscal years, the excess shall be deemed an income incentive fee and shall be payable accordingly.  In no case shall the Adviser receive a capital gains incentive fee in excess of 20% of all capital gains for all such fiscal years. See "Investment Advisory Agreement."

2.	The disclosure contained on pages 10-12 of the Prospectus under the heading "Fees and Expenses" is replaced in its entirety with the following:
FEES AND EXPENSES
The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly when buying Shares. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "us" or "MRC," or that "we" will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in MacKenzie Realty Capital, Inc.
Stockholder transaction expenses (1):
Sales load (as a percentage of offering price)	8.10	% (2)
Dealer Manager Fee (as a percentage of offering price)	1.90	% (3)
Dividend reinvestment plan expenses	0.0	% (4)
Total stockholder transaction expenses (as a percentage of offering price)	10.00	% (5)

Annual fund expenses (for fiscal year ending June 30, 2018, as a percentage of net assets attributable to common stock) (*):
Portfolio Structuring Fee for sales after June 30, 2017 (*)	1.03%
Base management fee (6)	2.32%
Incentive fees payable under our Investment Advisory Agreement (7)	0.27%
Interest payments on borrowed funds (8)	0.00%
Organizational and Offering Expenses (9)	0.58%
Other expenses (10)	0.83%
Total annual fund expenses (for fiscal year ending June 30, 2018)	5.03%

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed the sale of 3,000,000 Shares in each of next 2 years of the Offering, and that our annual operating expenses would begin at the levels set forth in the "Annual fund expenses (for fiscal year ending June 30, 2018, as a percentage of net assets attributable to common stock)" table above and change accordingly as Shares are sold. See footnote 8 below for additional information regarding certain assumptions regarding our level of leverage subsequent to this offering. Additionally, the example assumes we do not pay any incentive fees to our Adviser, because a 5.0% annual return would not exceed the hurdles that must be surpassed before those fees are payable to our Adviser under the Investment Advisory Agreement.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $5,000 investment, assuming a 5.0% annual return	$728	$1,072	$1,380	$2,149

The example above and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example above assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. In addition, the example assumes inclusion of the sales load of 10.0% as it relates to the hypothetical $5,000 investment.  Since the Portfolio Structuring Fee is payable only in connection with the sale of Shares in the offering, it is only reflected in the first and second years of the example, the only years in which the Offering will continue.  We have included above the pro-rata portion of the Portfolio Structuring Fee that would be charged, again assuming the sale of 3,000,000 Shares in each of the next two years.  The example assumes no subsequent sale of Shares and therefore, no subsequent Portfolio Structuring Fee expenses that would be indirectly realized by the hypothetical investor. If, however, we were to conduct a subsequent offering of shares and the terms of our Investment Advisory Agreement remain the same, a Portfolio Structuring Fee would be payable in connection with such offering and the expenses included in the example above would be greater for the years following the second year.  Also, while the example assumes reinvestment of all dividends at NAV, participants opting into our DRIP will receive a number of Shares, determined by dividing the total dollar amount of the dividend payable to a participant by 90.0% of the offering price, which may be at, above or below NAV—since inception, this $9.00 purchase price in the DRIP has been below NAV. See "Dividend Reinvestment Plan" for additional information regarding our DRIP. The example assumes reinvestment in our DRIP, for which there are currently no related expenses nor any expected expenses unless and until we are listed on a securities exchange; however, the example does not include the percentage of base management fees that will likely decrease as more Shares are issued under the DRIP, which increases "managed assets" and decreases the blended aggregate percentage base management fee payable.
____________________________
(*)
The Portfolio Structuring Fee paid for any sales of common stock prior to June 30, 2017, is reflected in net assets as of June 30, 2017. The Portfolio Structuring Fee is 3.0% of the gross proceeds raised in this offering, but that amount would equal 1.03% of our estimated NAV after the fiscal year ending June 30, 2018 ("2018 Fiscal Year") assuming we issue 3,000,000 Shares at $10 per Share in that year. The Portfolio Structuring Fee will be payable monthly and only as Shares are sold in this offering.  The Portfolio Structuring Fee will not be payable after the completion of the offering, which is expected to occur in December 2019. However, if the Company conducts future offerings of its shares and if the terms of the Investment Advisory Agreement remain the same, there will be a Portfolio Structuring Fee payable in connection with such offerings. See "Investment Advisory Agreement." Therefore, our estimated annual expenses for the years after the completion of the Offering equal 3.41% of net assets.  Such estimate does not include the 1.03% Portfolio Structuring Fee or the 0.58% Organizational and Offering Expenses, as these fees and expenses are only incurred during the offering period and will not be incurred after the completion of the offering. However, this estimate does assume that the Other Expenses increase proportionally as the net assets of the Fund increase and assumes the sale of another 3,000,000 Shares in the last year of this Offering.  If we were to sell all the Shares in this Offering, then our estimated annual expenses after the completion of the Offering would be 2.77% of net assets due to the lower base management fee percentage on Managed Funds over $100,000,000 and due to Other Expenses (even as adjusted for such additional sales) being divided by a larger number for net assets.

(1)
The estimated expenses presented in the "Stockholder transaction expenses" table are based a percentage of offering price, not net assets, and do not vary based upon the number of Shares sold in this Offering.

(2)
The sales load for Shares sold in this offering is a one‑time fee of 7.0%, which may be lower if an investor qualifies for the volume discount. We will also pay broker‑dealers a Marketing Support Fee, up 1.1% of the offering proceeds to assist broker-dealers in cover their costs of marketing the Shares. For purchases through certain investment advisory accounts, Arete will only receive the 1.9% Dealer Manager Fee in lieu of commissions and the Marketing Support Fee will not be paid.  See "Arrangements with Dealer Manager and Selected Broker‑Dealers."

(3)
The Dealer Manager Fee of up to 1.9% will be paid by us to Arete on all Shares sold in this offering. Arete may re‑allow up to 1.5% of this amount to other broker‑dealers or its representatives for wholesaling services in this offering. A portion of that fee may be waived by Arete in certain cases, and to the extent it is, the amount in the table would be reduced. See "Arrangements with Dealer Manager and Selected Broker‑Dealers."

(4)
There are currently no expenses of the DRIP and we do not anticipate incurring any expenses until and until we are listed on a securities exchange, at which time it is possible in some circumstances, that we would incur brokerage commissions associated with purchasing shares on the open market, as described below." See "Dividend Reinvestment Plan."

(5)	To the extent investors qualify for the volume discount or purchase through certain investment advisers, the total stockholder transaction expenses could be reduced.
(6)
This calculation reflects our base management fee as a percentage of our net assets. Our maximum base management fee of 3.0% under the Amended and Restated Investment Advisory Agreement, however, is based on our "managed funds," which is defined as the number of Shares issued, multiplied by the offering price of the Shares sold ($10.00, regardless of whether or not Shares were issued with volume or commission discounts), plus any borrowed funds ("Managed Funds"). As a result, any use of leverage would have the effect of increasing our base management fee as a percentage of our net assets. Managed Funds are not necessarily equal to the Company's net assets.

The Amended and Restated Investment Advisory Agreement provides that the base management fee of 3.0% only applies to our first $20 million of Managed Funds, decreasing to 2.0% of the next $80 million of our Managed Funds, and further decreasing to 1.5% of our Managed Funds. See "Investment Advisory Agreement." Thus, the amount estimated in the table is comprised of 3.0% of $20,000,000 plus 2.0% of the $70,967,728.50 in Managed Funds over $20,000,000, again assuming the sale of a total of 3,000,000 Shares in this Offering during the 2018 Fiscal Year. We have not included the value of any Shares issued under our DRIP after June 30, 2017. To the extent we issue additional Shares in this offering or issue Shares under the DRIP, the Base Management Fee and other expenses in the tables above would likely be lower as a percentage of net assets.
(7)
Reflects the annual incentive fees payable to MCM Advisers, assuming anticipated performance of the current portfolio and that net realized capital gains are similar to those as of June 30, 2017. Based on our current business plan, we anticipate that substantially all of the net proceeds of this offering will be invested within six to nine months after our receipt of proceeds, depending on the availability of investment opportunities that are consistent with our investment objective and other market conditions. We expect that it will take more than three months to invest all of the proceeds of this offering, in part because privately negotiated investments in illiquid securities require substantial due diligence and structuring. Once fully invested, we expect the incentive fees we pay to increase to the extent we realize capital gains on the sale or liquidation of our portfolio company investments sufficient to first distribute a 7.0% return to stockholders.

The income incentive fee is calculated quarterly as follows: (i) the sum of preliminary net investment income for each fiscal quarter since the effective date of the Amended and Restated Investment Advisory Agreement (October 1, 2017) exceeding  7% of the "contributed capital" on an annualized basis up to 8.75% of contributed capital;  and (ii)  20.0% of our preliminary net investment income for each fiscal quarter after the effective date exceeding  8.75% of contributed capital at an annualized rate; minus (iii) the sum of all previously paid income incentive fees since the effective date; plus (iv) any fee deemed an income incentive fee under the terms of the Investment Advisory Agreement.
The capital gains incentive fee is calculated for each fiscal year as follows: (i) the sum of all "capital gains" (calculated as net realized capital gains less unrealized capital depreciation) for each fiscal year after the effective date exceeding 7% of the "contributed capital" on an annualized basis up to 8.75% of contributed capital, which amount is reduced by (but not below zero) the cumulative preliminary net investment income for each fiscal quarter since the effective date (or, increased, in the case of negative cumulative preliminary net investment income); and (ii)  20.0% of all capital gains for each fiscal quarter after the effective date exceeding  8.75% of contributed capital at an annualized rate, which amount is reduced by (but not below zero) the cumulative preliminary net investment income for each fiscal quarter since the effective date (or, increased, in the case of negative cumulative preliminary net investment income); minus (iii) the sum of all previously paid income incentive fees since the effective date and prior to the end of such fiscal year; less (iv) the aggregate amount of all capital gains incentive fees paid in prior fiscal years ending after the effective date.  To the extent that such calculation would result in the capital gains incentive fee that exceeds 20% of all capital gains for all such fiscal years, the excess shall be deemed an income incentive fee and shall be payable accordingly.  In no case shall the Adviser receive a capital gains incentive fee in excess of 20% of all capital gains for all such fiscal years.
Notwithstanding the calculations described above, no income incentive fee nor capital gain incentive fee shall be payable until such time as the stockholders have received dividend payments equal to 7% per annum on the average weighted contributed capital, as computed from time to time. See "Investment Advisory Agreement."
(8)
We do not currently intend to borrow funds for investment purposes. If we do borrow funds in the future, it would likely be limited to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, and to the extent we are able to borrow on margin against marginable securities, which is likely to be limited to 10.0‑15.0% of our gross assets. We do not currently anticipate issuing any preferred stock. The costs associated with any borrowing will be indirectly borne by our stockholders.

(9)
"Organizational and Offering Expenses" of approximately $500,000 as reflected in the table is our estimate of costs the Company will incur for this offering in the fiscal year ending June 30, 2018. The maximum amount to be borne by the Company for this offering will be $1,650,000, and any additional amounts will be paid by our Adviser.  This table does not reflect any costs or expenses incurred in connection with our Initial Offering. Under our Charter, our Organization and Offering Expenses may not exceed 15.0% of the proceeds of this offering.

(10)
"Other expenses" include our estimated overhead expenses for the fiscal year, including legal and accounting expenses. All of our expenses must be billed to and paid by us, unless others may be reimbursed for our expenses as permitted by our Charter. In no event may our acquisition expenses exceed 6.0% of the size of any mortgage loan we purchase.

3. The disclosure contained on pages 56-62 of the Prospectus under the heading "Investment Advisory Agreement" is replaced in its entirety with the following:
INVESTMENT ADVISORY AGREEMENT
Management Services
MCM Advisers serves as our investment adviser. Our Adviser is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board of Directors, our Adviser manages our day‑to‑day operations and provides us investment advisory and management services. Under the terms of our Amended and Restated Investment Advisory Agreement, MCM Advisers:
•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);
•	closes and monitors the investments we make; and
•	provides us with other investment advisory, research and related services as we may from time to time require.
MCM Advisers' services under the Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.
Management Fee
Under the Amended and Restated Investment Advisory Agreement ("Investment Advisory Agreement"), which was approved by our board of directors on September 11, 2017 and by our stockholders on October 23, 2017, we will pay our Adviser a fee for investment advisory and management services consisting of three components — the Portfolio Structuring Fee, a base management fee and a subordinated incentive fee.
The Portfolio Structuring Fee is payable as we raise capital in this offering and will compensate our Adviser for its services of composing our portfolio by identifying, evaluating and structuring each portfolio acquisition, including the Legacy Portfolio. The Portfolio Structuring Fee is 3.0% of amounts raised in this offering. The Portfolio Structuring Fee will be payable monthly throughout the period of this offering. Once this offering is completed in 2019, our Adviser will no longer be paid the Portfolio Structuring Fee. However, if the Company conducts future offerings of its shares and if the terms of the Investment Advisory Agreement remain the same, there will be a Portfolio Structuring Fee payable in connection with such offerings.
The base management fee is calculated at an annual rate as a percentage of our Gross Invested Capital (the number of Shares issued multiplied by the price at which such Shares are issued in this offering -- $10 (regardless of whether or not Shares were issued with volume or commission discounts or through the DRIP), plus any borrowed funds), as computed from time to time. The base management fee will be 3.0% of the first $20 million of our Gross Invested Capital, 2.0% of the next $80 million of our Gross Invested Capital, and 1.5% of our Gross Invested Capital in excess of $100 million. The base management fee is calculated quarterly on the last day of each calendar quarter and paid quarterly in arrears within 15 days of the end of each calendar quarter. The base management fee for any partial quarter will be appropriately pro‑rated.
The subordinated incentive fee has two parts—income and capital gains. The incentive fee components (other than during liquidation) are designed so that neither the income incentive fee nor the capital gains incentive fee is payable to the Adviser unless our stockholders have first received dividends at a rate of at least 7.0% per annum of our Contributed Capital for the relevant measurement period (a fiscal quarter, for the income incentive fee; a fiscal year, for the capital gains incentive fee).

Income Incentive Fee Calculation

The income incentive fee is calculated and payable quarterly in arrears following the effective date of the Investment Advisory Agreement (October 1, 2017) as follows: (i) the sum of Preliminary Net Investment Income (defined below) for each fiscal quarter exceeding  7% of the "Contributed Capital" (the number of Shares issued multiplied by the maximum public offering price at the time such Shares were sold, regardless of whether or not Shares were issued with volume or commission discounts or through the DRIP, as such amount is computed from time to time) on an annualized basis up to 8.75% of contributed capital; and (ii)  20.0% of our preliminary net investment income for each fiscal quarter after the effective date exceeding  8.75% of contributed capital at an annualized rate; minus (iii) the sum of all previously paid income incentive fees since the effective date; plus (iv) any fee deemed an income incentive fee as a result of a calculation of capital gains incentive fee exceeding 20% of capital gains for a fiscal year (as described below).
For the purpose of calculating the incentive fees, "Preliminary Net Investment Income" means interest income, dividend income and any other income (including accrued income that we have not yet received in cash, any fees such as commitment, origination, syndication, structuring, diligence, monitoring and consulting fees or other fees that we receive from portfolio companies) received or accrued during the fiscal quarter, minus our accrued or paid operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to MacKenzie Capital Management, any interest expense, any tax expense, and dividends paid on any issued and outstanding preferred stock, but excluding the income incentive fee, the capital gains incentive fee and the portfolio structuring fee payable under the Investment Advisory Agreement).  Preliminary Net Investment Income does not include capital gains or any "special distribution."  "Special distributions" are those dividends or distributions from a portfolio company resulting from the sale or refinance of the portfolio company's assets that result in investment income, a reduction of cost basis or capital gains, as determined as set forth in the Investment Advisory Agreement.
You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates may result in a substantial increase in the amount of the income fee payable to our Investment Adviser as a result of preliminary net investment income.
Capital Gains Incentive Fee Calculation
The subordinated capital gains incentive fee is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Investment Advisory Agreement, as of the termination date).  The capital gains incentive fee is calculated for each fiscal year as follows: (i) the sum of all "capital gains" (calculated as net realized capital gains less unrealized capital depreciation) for each fiscal year after the effective date exceeding a 7% threshold of the "contributed capital" on an annualized basis, which threshold is reduced by (but not below zero) the cumulative preliminary net investment income for each fiscal quarter since the effective date (or, increased, in the case of negative cumulative preliminary net investment income)(the "Capital Gains Fee First Threshold"), up to a 8.75% of contributed capital;  and (ii)  20.0% of all capital gains for each fiscal quarter after the effective date exceeding a 8.75% threshold of contributed capital at an annualized rate, which threshold is reduced by (but not below zero) the cumulative preliminary net investment income for each fiscal quarter since the effective date (or, increased, in the case of negative cumulative preliminary net investment income)(the "Capital Gains Fee Second Threshold"); minus (iii) the sum of all previously paid income incentive fees since the effective date and prior to the end of such fiscal year; less (iv) the aggregate amount of all capital gains incentive fees paid in prior fiscal years ending after the effective date. Because the threshold for receipt of a capital gains incentive fee is reduced by the Preliminary Net Investment Income during a fiscal year, it is possible that such calculation could result in the capital gains incentive fee that exceeds 20% of all capital gains for all such fiscal years.  The Investment Advisory Agreement and relevant law contain provisions that do not permit that result.  To the extent that the initial calculation of potential capital gains incentive fee exceeds 20% of capital gains for a fiscal year, the excess capital gains incentive fee will not be paid as part of the capital gains incentive fee, but rather will lower the threshold for payment of the income incentive fee and be paid as a "deemed" income incentive fee.   The excess shall be deemed an income fee and shall be payable accordingly.  The capital gains fee in no event may exceed 20.0% of our realized capital gains, net of realized capital losses and unrealized capital depreciation for all such fiscal years.
The capital gains incentive fee in the year we liquidate all of our assets equals 20.0% of our realized capital gains, less all capital gains incentive fees paid to our Adviser in prior fiscal years. In no event will the capital gains incentive fee calculated in the year of liquidation exceed 20.0% of all capital gains for all such fiscal years ending after the effective date of the Investment Advisory Agreement.
The effect of the "catch‑up" (where the Adviser gets 100.0% of net investment income or realized capital gains, respectively, between the Capital Gains Fee First Threshold and the Capital Gains Fee Second Threshold) is to make the Adviser's overall incentive compensation equal 20.0% of all net investment income or realized capital gains, respectively, without regard to the 7.0% "hurdle," so long as the overall return is at least 8.75%.
The following are graphical representations of the calculation of the subordinated income incentive fee and the subordinated capital gains incentive fee:
Quarterly Subordinated Incentive Fee on Income
Preliminary Net Investment Income
(expressed as a percentage of our Contributed Capital)

Annual Subordinated Incentive Fee on Capital Gains
Realized net capital gains
(cumulative from inception, expressed as a percentage of our Contributed Capital)

1The thresholds shown for the income fee are annualized.  For any particular quarter the threshold is determined by dividing the number of days in the quarter by 365.  Those numbers will be very near to 1.75% and 2.1875 per quarter.  This threshold may be reduced for the calculation done for the last quarter of each fiscal year as described above.
2This threshold may be reduced by Preliminary Net Investment Income as described above.
The 1940 Act provides a statutory right of action by stockholders of a BDC against its investment adviser for excessive fees.
Examples of Capital Gains Incentive Fee Calculation
Note that the following portrayal of gains is necessary to demonstrate the incentive fees, but there is no guarantee that we will recognize positive returns.
Note: The fair market value ("FMV") of investments used in the following examples is as determined according to our valuation procedures. In the examples below, we assume no other losses or gains on our investments.  We assume that Contributed Capital is $50,000,000, so the 7% threshold, the Capital Gains Fee First Threshold, is $3,500,000 per year and the 8.75% threshold, the Capital Gains Fee Second Threshold at which point a lower fee is paid, is $4,375,000 per year.  Thus, the difference between the Capital Gains Fee Second Threshold, and the First Capital Gains Fee Threshold is $875,000 per year.  We assume that we have paid dividends in excess of 7% (so that we have paid enough dividends to permit payment of an incentive fee). Except as noted, we assume a transaction or calculation date of June 30 in each year.  The income incentive fee is paid only if the Preliminary Net Investment Income as of the end of any of the first three fiscal quarters during a fiscal year exceeds the cumulative 7% hurdle since the effective date of the Amended and Restated Advisory Agreement.  Please note, to the extent that a "deemed" income incentive fee is payable as described above, an Income Fee may be paid for the final quarter of a fiscal year even if Preliminary Net Investment Income, by itself, does not exceed the cumulative 7% hurdle.  This point is illustrated in Scenario 3 below.  Because the Company's investments are not made to maximize Preliminary Net Investment Income, it is not expected that the income incentive fee will ever be large or be paid often.  Nonetheless, scenario 4 below shows the impact of payment of the income incentive fee.
Scenario 1
Assumptions
Day 1: On day 1 of year 1, $2 million investment made in Company A ("Investment A"), $3 million investment made in Company B ("Investment B"), and $2.5 million investment made in Company C ("Investment C").
Year 1: Investment A sold for $5 million after 1 year, resulting in $3 million capital gain.  Investment B sold for $5 million after 1 year, resulting in a $2 million capital gain.  FMV of Investment C determined to be $2.5 million.  For Year 1, there was cumulative Preliminary Net Investment Income of ($500,000) (a loss).
Year 2: Investment C sold for $4.5 million. Assume Preliminary Net Investment Income for Year 2 was zero, so that the cumulative Preliminary Net Investment Income as of the end of Year 2 is a $500,000 loss.
The Capital Gains Fee would be:
Year 1: Capital gains incentive fee of $900,000 for the following reasons:  Total realized capital gains were $5 million.  The Capital Gains Fee First Threshold is $4,000,000 ($3,500,000 + $500,000 cumulative loss from Income Fee calculation).  The difference between the First Capital Gains Fee Threshold and Second Capital Gains Fee Threshold, at this point in time, $875,000, is payable to the Adviser.  The Adviser receives 20% of all capital gains beyond the Capital Gains Fee Second Threshold.  Thus, the fee is $875,000 plus 20% of the $125,000 over the Second Threshold, or another $25,000, for a total of $900,000.
Year 2: None.  Although there is another $2 million in capital gains, for a cumulative total of $7 million, the Capital Gains Fee First Threshold is now $7,500,000, so the threshold is not met and no fee is due
Scenario 2
Assumptions
Day 1: On day 1 of year 1, $2 million investment made in Company A ("Investment A"), $3 million investment made in Company B ("Investment B"), and $2.5 million investment made in Company C ("Investment C").
Year 1: Investment A sold for $5 million after 1 year.  FMV of Investment B determined to be $2.5 million. FMV of Investment C determined to be $2.5 million.  For Year 1, there was cumulative Preliminary Net Investment Income of ($500,000) (a loss).
Year 2: Investment B sold for $5.5 million.  Investment C sold for $5.5 million. Assume cumulative Preliminary Net Investment Income was zero, so that the cumulative Preliminary Net Investment Income is a $500,000 loss.
The Capital Gains Fee would be:
Year 1: None, for the following reasons:  Total realized capital gains equal $3,000,000.  Unrealized capital losses equal $500,000, the amount by which the FMV of Investment B declined.  Thus, net capital gains equal $2,500,000.  The Capital Gains Fee First Threshold is $4,000,000 ($3,500,000 + $500,000 cumulative loss from Income Fee calculation).  Net capital gains do not exceed threshold, so no fee is due.
Year 2: Capital gains incentive fee of $1,000,000, for the following reasons:  Total cumulative realized capital gains were $8,500,000 million (in Years 1 and 2).  The Capital Gains Fee First Threshold is $7,500,000. Thus, the $1,000,000 in gains over the Capital Gains Fee First Threshold (and which is below the Capital Gains Fee Second Threshold) is paid to the Adviser.

Scenario 3
Assumptions
Day 1: On day 1 of year 1, $2 million investment made in Company A ("Investment A"), $3 million investment made in Company B ("Investment B"), and $2.5 million investment made in Company C ("Investment C").
Year 1: FMV of Investment A determined to be $5 million.  FMV of Investment B determined to be $3.5 million.  FMV of Investment C determined to be $5 million. For Year 1, there was cumulative Preliminary Net Investment Income of $500,000 (but no Income Fee paid).
Year 2: Investment A sold for $6 million.  Investment B sold for $6 million.  Investment C sold for $6 million. Year 2 Net Investment Income of $100,000 (but no Income Fee paid in the first three fiscal quarters).
The Capital Gains and Income Fees would be:
Year 1: None, for the following reasons: No realized capital gains.  Unrealized capital gains ignored.
Year 2: Capital gains fee of $2,100,000, and an Income fee of $120,000, for a total of $2,220,000 for the following reasons:  Total cumulative realized capital gains were $10,500,000.  The Capital Gains Fee First Threshold is $6,400,000 ($7,000,000 reduced by cumulative Preliminary Net Investment Income of $600,000).  The Capital Gains Fee Second Threshold is $8,150,000 ($8,750,000 reduced by Preliminary Net Investment Income of $600,000).  Thus, the total capital gains exceeds both thresholds, so the Adviser is paid the $1,750,000 difference between the thresholds plus 20% of the amount over that, or 20% of $2,350,000, or $470,000, for a total fee of $2,220,000.  Of the $470,000, $350,000 is a Capital Gains Fee.  Please note that, of that total incentive fee amount, $120,000 is an Income Fee.  That is because $600,000 of Preliminary Net Investment Income contributed to the attainment of each of the two thresholds.  As noted above in "Impact of Capital Gains Fee Calculation on Income Fee," when a potential Capital Gains Fee exceeds 20% of capital gains for a fiscal year, that excess amount is paid as Income Fee.  That is appropriate because there was $600,000 of Preliminary Net Investment Income and the first and second thresholds were both met by the combination of capital gains and investment income.  As a result, each fee is properly attributed to its source, and neither fee exceeds 20% of the respective type of income (and total of fees paid is exactly 20% of the total capital gains and investment income over the 2 years).

Scenario 4
Assumptions
Day 1: On day 1 of year 1, $2 million investment made in Company A ("Investment A"), $3 million investment made in Company B ("Investment B"), and $2.5 million investment made in Company C ("Investment C").
Year 1: FMV of Investment A determined to be $5 million.  FMV of Investment B determined to be $3.5 million.  FMV of Investment C determined to be $5 million. For Year 1, there was a cumulative Preliminary Net Investment Income of $5,000,000, on which an Income Fee was paid equal to $1,000,000.
Year 2: Investment A sold for $6 million.  Investment B sold for $6 million.  Investment C sold for $6 million. Assume cumulative Preliminary Net Investment Income was zero.
The Capital Gains Fee would be:
Year 1: None, for the following reasons: No realized capital gains.  Unrealized capital gains ignored. Note, however, that an Income Fee of $1,000,000 is paid.
Year 2: Capital gains fee of $2,100,000, for the following reasons:  Total cumulative realized capital gains were $10,500,000.  The Capital Gains Fee First Threshold is $2,000,000 ($7,000,000 reduced by Preliminary Net Investment Income of $5,000,000).  The Capital Gains Fee Second Threshold is $3,750,000.  Thus, the total capital gains exceed both thresholds, so the Adviser is paid the $1,750,000 difference between the thresholds plus 20% of the amount over that, or 20% of $6,750,000, or $1,350,000, less Income Fees paid of $1,000,000, for a total Capital Gains Fee of $2,100,000 (which, together with the $1,000,000 Income Fee, is exactly 20% of the total capital gains and investment income of $15,500,000 over the 2 years).

Payment of Our Expenses

The investment team of our Adviser and their respective staffs, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by our Adviser. We bear all other costs and expenses of our operations and transactions, including (without limitation):
•	the cost of our organization and this offering (only up to $1,650,000);
•	the cost of calculating our NAV, including the cost of any third‑party valuation services;
•	the cost of effecting sales and repurchases of our Shares and other securities;
•	interest payable on debt, if any, to finance our investments;
•
fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments and third‑party advisory fees;

•	transfer agent and safekeeping fees;
•	fees and expenses associated with marketing efforts;
•	federal and state registration fees, any stock exchange listing fees in the future;
•	federal, state and local taxes;
•	Independent Directors' fees and expenses;
•	brokerage commissions;
•	fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums;
•	direct costs and expenses of administration and sub‑administration, including printing, mailing, long distance telephone and staff;
•	fees and expenses associated with independent audits and outside legal costs;
•	costs associated with our reporting and compliance obligations under the 1934 Act, the 1940 Act and applicable federal and state securities laws; and
•
all other expenses incurred by either our Manager or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by our Manager in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the costs of compensation and related expenses of our chief compliance officer and our chief financial officer and any administrative support staff.

Duration and Termination
The Advisory Agreement was initially approved by our Board of Directors on February 28, 2013, subsequently amended on August 6, 2014, amended and re-approved on September 27, 2016 and re-approved on September 11, 2017.  On September 11, 2017, our Board of Directors also approved the Amended and Restated Investment Advisory Agreement, subject to stockholder approval.  On October 23, 2017, our stockholders approved the Amended and Restated Investment Advisory Agreement.  Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect until October 23, 2018, and will remain in effect from year to year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our Independent Directors. The Advisory Agreement will automatically terminate in the event of its assignment. The Advisory Agreement may also be terminated by a majority of Independent Directors or by a vote of the majority of our outstanding securities, without penalty upon not more than 60 days' written notice, or by MCM Advisers upon 120 days' notice to us. See "Risk Factors — Risks Relating to Our Business and Structure — Our Investment Adviser can resign on 120 days' notice."
Indemnification
The Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of services under the Advisory Agreement or otherwise as our Adviser.
Organization of the Investment Adviser
Our Adviser is a California limited partnership, and its principal executive offices are located at 1640 School Street, Moraga, California 94556.
Board Approval of the Advisory Agreement
A discussion regarding the basis for our board of director's approval of our Advisory Agreement is included in our annual report on Form 10‑K/A, or incorporated by reference therein.